                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this T/SF Communications Corporation registration statement on Form S-4 (Registration No. 33-57587).


                                  ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
 March 31, 1995